Exhibit 10.2

Execution Version

AMENDMENT NO. 3 TO CREDIT AGREEMENT

This AMENDMENT NO. 3 TO CREDIT AGREEMENT (this “Amendment”) is dated as of October 11, 2018 (the “Amendment No. 3 Effective Date”), among NABORS INDUSTRIES, INC., a Delaware corporation (the “US Borrower”), NABORS DRILLING CANADA LIMITED, an Alberta corporation (the “Canadian Borrower”), NABORS INDUSTRIES LTD., a Bermuda exempted company (“Holdings”), HSBC BANK CANADA, as the Canadian Lender, the other Lenders party hereto (such other Lenders, collectively with the Canadian Lender, the “Exiting Lenders” and each individually an “Exiting Lender”), CITIBANK, N.A., as administrative agent solely for the US Lenders under the Existing Credit Agreement (as hereinafter defined) (in such capacity, the “Predecessor Administrative Agent”), and Wilmington Trust, National Association, as administrative agent solely for the US Lenders under the Credit Agreement (as hereinafter defined) (in such capacity, the “Successor Administrative Agent”).

RECITALS:

WHEREAS, the US Borrower, the Canadian Borrower, Holdings, the Canadian Lender, the US Lenders and the Predecessor Administrative Agent are parties to that certain Credit Agreement dated as of November 29, 2012 (as amended, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”; the Existing Credit Agreement, as amended by this Amendment, the “Credit Agreement”);

WHEREAS, the US Borrower and the Canadian Borrower have requested that the Predecessor Administrative Agent, the US Lenders and the Canadian Lender amend certain terms of the Existing Credit Agreement as set forth herein;

WHEREAS, the Predecessor Administrative Agent has agreed to resign as administrative agent for the US Lenders under the Existing Credit Agreement;

WHEREAS, the Successor Administrative Agent has agreed to become the successor administrative agent for the US Lenders under the Credit Agreement;

WHEREAS, after giving effect to this Amendment, the Exiting Lenders’ Commitments will be permanently reduced to US$0 and the Exiting Lenders will no longer be Lenders under the Credit Agreement; and

WHEREAS, the Exiting Lenders, the Predecessor Administrative Agent and the Successor Administrative Agent are willing to enter into this Amendment on the terms and conditions contained herein.

NOW, THEREFORE, the parties hereto agree as follows:

Section 1.1            Defined Terms.  Capitalized terms used but not otherwise defined in this Amendment shall have the meaning given to such terms in the Existing Credit Agreement, as amended hereby.

Section 1.2            Amendments.  In reliance on the representations, warranties, covenants and agreements contained in this Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 1.6 hereof, the Existing Credit Agreement is hereby amended as follows effective as of the Amendment No. 3 Effective Date:

a.              Section 1.01 of the Existing Credit Agreement is hereby amended as follows:

i.                  The following definitions are hereby amended and restated in their respective entireties as follows:

“Administrative Agent” means Wilmington Trust, National Association, in its capacity as administrative agent solely for the US Lenders, and each other person appointed as a successor pursuant to Section 13.06.

“Arrangers” means any lead arrangers and/or bookrunners appointed under this Agreement at any time after the Amendment No. 3 Effective Date.

“Loan Documents” shall mean this Agreement, Amendment No. 1, Amendment No. 2, Amendment No. 3, and the US Notes (if any).

“Swingline Commitment” shall mean, with respect to each Swingline Lender, the commitment of such Swingline Lender to make loans pursuant to Section 2.20 up to the amount set forth in the written agreement executed by such Swingline Lender pursuant to which such US Lender agrees to be a Swingline Lender, as the same may be (a) reduced from time to time pursuant to Section 2.08 or Section 2.20 or (b) increased from time to time pursuant to Section 2.20(e).

“Swingline Lenders” means any US Lender that agrees in writing after the Amendment No. 3 Effective Date to provide Swingline Loans in accordance with the provisions hereof.

“US Revolving Commitment” shall mean, with respect to each US Lender, the commitment, if any, of such US Lender to make US Revolving Loans hereunder up to the amount set forth on Schedule I, or in the Assignment and Assumption pursuant to which such US Lender assumed its US Revolving Commitment, as applicable, as the same may be (a) reduced from time to time pursuant to Section 2.08, (b) increased from time to time pursuant to Section 2.22 and (c) reduced or increased from time to time pursuant to assignments by or to such US Lender pursuant to Section 14.04.  The aggregate principal amount of the US Lenders’ Revolving Commitments immediately following the effectiveness of Amendment No. 3 on the Amendment No. 3 Effective Date is US$ 666,250,000.

ii.               The following definitions shall be added to Section 1.01 of the Existing Credit Agreement, in alphabetical order:

“Amendment No. 3” shall mean that certain Amendment No. 3 to Credit Agreement, dated as of October 11, 2018, among the US Borrower, the Canadian Borrower, Holdings, Citibank, N.A., as the Predecessor Administrative Agent, the Administrative Agent, as the Successor Administrative Agent, the US Lenders party thereto and the Canadian Lender.

“Amendment No. 3 Effective Date” shall mean October 11, 2018.

“Beneficial Ownership Certification” shall mean a certification regarding beneficial ownership required by the Beneficial Ownership Regulation.

“Beneficial Ownership Regulation” shall mean 31 C.F.R. § 1010.230, as amended.

“Extended Credit Facility” shall mean that certain Credit Agreement, dated as of October 11, 2018, by and among Nabors Industries, Inc., a Delaware corporation, as the US borrower, Nabors Drilling Canada Limited, an Alberta corporation, as the Canadian borrower, Nabors Industries LTD., a Bermuda excepted company, the other guarantors party thereto, the financial institutions party thereto as lenders, and Citibank, N.A., as administrative agent.

b.              Section 2.08(c) of the Existing Credit Agreement is hereby amended by deleting the last sentence thereof.

c.               Article III of the Existing Credit Agreement is hereby amended by adding the following as Section 3.19 after the end of Section 3.18 of the Existing Credit Agreement:

Section 3.19                            Beneficial Ownership Certification.

The information included in the Beneficial Ownership Certification provided on or prior to the Amendment No. 3 Effective Date by the US Borrower to the Administrative Agent is true and correct in all respects.

d.              Section 9.04(o) of the Existing Credit Agreement is hereby amended and restated in its entirety as:

(o) Liens securing the Extended Credit Facility (and any Indebtedness thereunder) from time to time.

e.               Section 9.05 of the Existing Credit Agreement is hereby amended by:

i.                  deleting the word “and” at the end of clause (x) thereof;

ii.               replacing the period at the end of clause (xi) thereof with the words “; and”; and

iii.            adding the following clause (xii) following the end of clause (xi) thereof:

(xii) encumbrances or restrictions contained in, or existing by reason of, the Extended Credit Facility.

f.                Section 9.06 of the Existing Credit Agreement is hereby amended by:

i.                  deleting the word “and” at the end of clause (j) thereof;

ii.               replacing the period at the end of clause (k) thereof with the words “; and”; and

iii.            adding the following clause (l) following the end of clause (k) thereof:

(l) Indebtedness under the Extended Credit Facility and guaranties thereof made by any Subsidiary, and any extension renewal, replacement or refinancing (or successive extensions, renewals, replacements or refinancings), in whole or in part, of the foregoing.

g.               Section 13.01 of the Existing Credit Agreement is hereby amended by adding the following clause (c) after the end of clause (b):

(c)                                  Notwithstanding anything herein to the contrary, in each instance where discretionary rights or powers conferred upon the Administrative Agent may be exercised or refrained from being exercised, the Administrative Agent shall have the absolute right, in its sole discretion, to consult with, or seek the affirmative or negative vote from, the US Required Lenders or, if otherwise applicable, the US Lenders, and it may do so pursuant to a negative notice or otherwise.

h.              Section 13.06 of the Existing Credit Agreement is hereby amended by deleting paragraph (b) in its entirety.

i.                  Clauses (iii) through (v) and clause (viii) of Section 14.01(a) of the Existing Credit Agreement are hereby amended and restated in their respective entireties as follows:

(iii)                               if to the Administrative Agent:

Wilmington Trust, National Association

50 South Sixth Street, Suite 1290

Minneapolis, MN 55402

Attention:  Jeffery Rose

Telecopy: (612) 217-5651

Email: JRose@WilmingtonTrust.com

(iv)                              [reserved];

(v)                                 [reserved];

(viii)                  Notwithstanding the foregoing provisions of this clause (a) (unless the Administrative Agent requests that the provisions of clause (a) be followed) and any other provision in this Agreement or any other Loan Document providing for the delivery of any Approved Electronic Communication by any other means, the Obligors shall deliver all Approved Electronic Communications to the Administrative Agent by properly transmitting such Approved Electronic Communications in an electronic/soft medium in a format acceptable to the Administrative Agent to such electronic mail address (or similar means of electronic delivery) as the Administrative

Agent may notify to the applicable Borrower in accordance with this clause (a) above.  Nothing in this clause (a)(viii) shall prejudice the right of the Administrative Agent or any Lender Party to deliver any Approved Electronic Communication to any Obligor in any manner authorized in this Agreement or to request that any Borrower effect delivery in such manner.

j.                 Schedule I of the Existing Credit Agreement is hereby replaced with Schedule 1 hereto and Schedule I hereto shall be deemed to be attached as Schedule I to the Credit Agreement.  After giving effect to this Section 1.2(j), each US Lender that is an Exiting Lender shall (i) cease to be a Lender under the Credit Agreement (provided that each of the Exiting Lenders shall remain as indemnified parties under Section 14.03 of the Credit Agreement and shall maintain the benefit of each other provision set forth in Section 14.05 of the Credit Agreement that survives the repayment of the Loans and termination of Commitments) and (ii) cease to have any commitments to lend under the Credit Agreement.  This Section 1.2(j) shall be deemed to become effective immediately following the effectiveness of the other amendments to the Existing Credit Agreement set forth in this Section 1.2.

k.              Schedule II of the Existing Credit Agreement is hereby deleted in its entirety.

Section 1.3            Omnibus Deletion of Canadian Credit Facility.  In reliance on the representations, warranties, covenants and agreements contained in this Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 1.6 hereof, it is the intention and agreement of the parties hereunder that there shall no longer be any Canadian credit facility (including any Canadian Loans) provided hereafter under the Credit Agreement.  In furtherance of the foregoing, each of the Borrowers and each of the Exiting Lenders (including the Canadian Lender) hereby agree, without limitation, that (a) each of Article IV, Section 6.02, Article VIII, Article X, Section 11.01(b) and Section 12.02 are hereby deleted in their entirety, (b) after giving effect to this Amendment, there shall be no Canadian Borrower or Canadian Lender under the Credit Agreement (provided that Canadian Lender shall remain as an indemnified party under Section 14.03 of the Credit Agreement and shall maintain the benefit of each other provision set forth in Section 14.05 of the Credit Agreement that survives the repayment of the Loans and termination of Commitments), (c) after giving effect to this Amendment the Canadian Lender shall cease to have any commitments to lend under the Credit Agreement and (d) all defined terms and phrases in the Existing Credit Agreement that apply solely to Canadian Loans and Canadian Lender shall be deemed to be deleted as the context requires.

Section 1.4            Replacement of Administrative Agent.  Pursuant to Section 13.06 of the Existing Credit Agreement, the Predecessor Administrative Agent hereby resigns as administrative agent under the Existing Credit Agreement effective as of the Amendment No. 3 Effective Date.  The US Lender Parties and the US Borrower hereby waive any requirement of a notice by the Predecessor Administrative Agent of its resignation or any waiting period that may be required under Section 13.06 of the Existing Credit Agreement (including, without limitation, the US Lender Party Appointment Period) and hereby accept and acknowledge the effectiveness of the resignation of the Predecessor Administrative Agent as the administrative agent under the Existing Credit Agreement as of the Amendment No. 3 Effective Date. Pursuant to Section 13.06 of the Existing Credit Agreement, the Successor Administrative Agent is hereby appointed as administrative agent under the Credit Agreement and hereby becomes the successor administrative agent and is vested with all the rights and duties of the Predecessor Administrative Agent and the Predecessor Administrative Agent is discharged from its duties and obligations in its capacity as administrative agent under the Existing Credit Agreement. Upon the effectiveness Predecessor Administrative Agent’s resignation pursuant to this Amendment as administrative agent under the Existing Credit Agreement and the other Loan Documents, the provisions of Article XIII, Section 14.03 and Section 14.05 of the Credit Agreement shall continue in effect for the benefit of the Predecessor Administrative Agent, its sub agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the Predecessor Administrative Agent was acting as Administrative Agent under the Existing Credit Agreement and shall extend to all actions taken prior to or to be taken hereafter by Predecessor Administrative Agent in furtherance of the replacement contemplated by this Section 1.4.

Section 1.5            Assignment of Rights.  The Predecessor Administrative Agent hereby grants, bargains, sells, assigns, transfers and conveys on an as-is basis and without recourse and without any warranty or representation of any nature, express or implied, all of which are expressly disclaimed, to the Successor Administrative Agent, and the Successor Administrative Agent hereby assumes and accepts, all of the Predecessor Administrative Agent’s rights, titles, interests, privileges, claims, demands and equities, in each case in its capacity as administrative agent under the Existing Credit Agreement and the other Loan Documents, existing and to be existing in connection with the Existing Credit Agreement and such other Loan Documents; provided that (a) the Predecessor Administrative Agent expressly reserves all rights and benefits accruing to it in connection with any indemnity and reimbursement obligations owed by the Loan Parties under the Existing Credit Agreement or such other Loan Documents upon the terms and conditions therein and (b) the Successor Administrative Agent does not assume, and shall not be obligated to pay, perform or discharge any claim, debt, obligation, expense or liability of the Predecessor Administrative Agent of any kind, whether known or unknown, absolute or contingent, under the Loan Documents or otherwise, arising out of any act or omission of the Predecessor Administrative Agent occurring on or before the date hereof. The Predecessor Administrative Agent makes no representation or warranty to the Successor Administrative Agent with respect to (w) any statements, warranties or representations made in or in connection with this Amendment, the Existing Credit Agreement or any other Loan Document (other than statements expressly made by the Predecessor Administrative Agent in this Amendment), (x) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any guaranty thereunder or the Register (other than the execution of this Amendment by the Predecessor Administrative Agent), (y) the financial condition of the Borrowers, Holdings, any of their Subsidiaries or other Affiliates or any other person obligated in respect of any Loan Document, or (z) the performance or observance by the Borrowers, Holdings, any of their Subsidiaries or other Affiliates or any other person of any of their respective obligations under any Loan Document.

Section 1.6            Conditions Precedent.  This Amendment shall become effective upon the satisfaction of the following conditions precedent:

a.              The Predecessor Administrative Agent shall have received counterparts of this Amendment duly executed by the US Borrower, the Canadian Borrower, Holdings, the Successor Administrative Agent, the Exiting Lenders (which shall include the Canadian Lender and constitute the US Required Lenders) and each Swingline Lender;

b.              The Successor Administrative Agent shall have received counterparts of (i) this Amendment duly executed by the US Borrower, the Canadian Borrower, Holdings, the Predecessor Administrative Agent, the Exiting Lenders (which shall include the Canadian Lender and constitute the US Required Lenders) and each Swingline Lender and (ii) its administration fee letter, in form and substance satisfactory to the Successor Administrative Agent, executed by the US Borrower;

c.               The Successor Administrative Agent shall have received, at least three Business Days prior to the Amendment No. 3 Effective Date, a Beneficial Ownership Certification from each Borrower that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation; for purposes hereof, (i) “Beneficial Ownership Certification” shall mean a certification regarding beneficial ownership required by the Beneficial Ownership Regulation, and (ii) “Beneficial Ownership Regulation shall mean 31 C.F.R. § 1010.230, as amended;

d.              The Predecessor Administrative Agent and the Successor Administrative Agent shall have received such other documents as each may reasonably request to effectuate the amendments and the transfer of administrative agent functions contemplated hereby;

e.               The US Borrower and the Canadian Borrower shall have paid the fees required to be paid to the Predecessor Administrative Agent, the Successor Administrative Agent, the Canadian Lender and the US Lenders, as applicable, including, to the extent invoiced, reimbursement or payment of all reasonable out-of-pocket expenses (including the legal fees and expenses of Vinson & Elkins L.L.P., counsel to the Predecessor Administrative Agent, and of Willkie Farr & Gallagher LLP, counsel to the Successor Administrative Agent) required to be reimbursed or paid by the Loan Parties hereunder or under any other Loan Document, including any fees and expenses incurred by the Predecessor Administrative Agent in connection with Sections 1.4 and 1.5 hereof; and

e.                     All Loans under the Existing Credit Agreement shall have been repaid (including all accrued but unpaid interest thereon and any costs required under Section 2.16 of the Existing Credit Agreement) so that the outstanding principal balance of all Loans both immediately before and immediately after giving effect to this Amendment is $0 and the US Borrower and the Canadian Borrower shall have paid all accrued and unpaid fees in favor of the Lenders under the Existing Credit Agreement.

Section 1.7            Representations and Warranties.  The US Borrower represents and warrants to the Predecessor Administrative Agent and the Successor Administrative Agent, and the Canadian Borrower represents to the Canadian Lender, that, as of the date hereof (a) all of its representations and warranties set forth in the Loan Documents are true and correct in all respects, except that any representation or warranty which by its terms is made as of a specified date shall be true and correct only as of such specified dates, (b) the execution, delivery and performance of this Amendment by it are within its corporate power and authority and has been duly authorized by appropriate corporate action, (c) this Amendment constitutes the legal, valid and binding obligation of it enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and general principles of equity, and (d) other than those already obtained in connection herewith, there are no governmental or other third party consents, licenses and approvals required in connection with the execution, delivery, performance validity and enforceability of this Amendment.

Section 1.8            Reaffirmations; Release.

a.              Each Borrower hereby ratifies, confirms, acknowledges and agrees that its obligations under the Existing Credit Agreement are and remain in full force and effect, including its obligations under Section 14.03.

b.              Holdings hereby ratifies, confirms, acknowledges and agrees that its obligations under Article XI of the Existing Credit Agreement are and remain in full force and effect and that Holdings continues to guarantee, in accordance with the terms of such Article XI (as amended hereby), the prompt payment in full when due (whether at stated maturity, by required prepayment, declaration, demand, by acceleration or otherwise) of the US Guaranteed Obligations, and its execution and delivery of this Amendment does not indicate or establish an approval or consent requirement by Holdings in connection with the execution and delivery of any amendments, consents or modifications of or waivers to, any of the Loan Documents.

c.               Each Borrower and each other Loan Party and their respective successors and assigns (collectively, the “Releasing Parties”), hereby forever release, discharge and acquit the Predecessor Administrative Agent and each of its officers, directors, shareholders, employees, agents, successors, assignees, representatives and affiliates (collectively, the “Released Parties”) from any and all claims, demands, actions, remedies, causes of action, debts, liabilities, damages, costs (including, without limitation, attorneys’ fees and all costs of court or other proceedings), expenses and losses of every kind of nature (including, without limitation, offsets, reductions, rebates or claims of usury and claims with respect to the negligence of any of the Released Parties) at this time known or unknown, direct or indirect, fixed or contingent, in law, by statute or equity, which the Released Parties, for, upon or by reason or arising, directly or indirectly, out of any act, occurrence, transaction or omission occurring from the beginning of time to the date of execution of this Amendment if related, directly or indirectly, in any way to the Existing Credit Agreement, any of the other Loan Documents or Sections 1.4 or 1.5 hereof.

Section 1.9            Confirmation and Effect; No Waiver.

a.              The provisions of the Existing Credit Agreement shall remain in full force and effect in accordance with its terms following the Amendment No. 3 Effective Date, and this Amendment shall not constitute a waiver of any provision of the Existing Credit Agreement or any other Loan Document, except as expressly provided for herein. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Existing Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Existing Credit Agreement as amended hereby.

b.              Neither the execution by the Predecessor Administrative Agent, Successor Administrative Agent or the Lenders of this Amendment, nor any other act or omission by the Predecessor Administrative Agent, Successor Administrative Agent or the Lenders or their officers in connection herewith, shall be deemed a waiver by the Administrative Agent or the Lenders of any Defaults or Events of Default which may exist, which may have occurred prior to the date of the effectiveness of this Amendment or which may occur in the future under the Credit Agreement and/or the other Loan Documents. Similarly, nothing contained in this Amendment shall directly or indirectly in any way whatsoever either: (i) impair, prejudice or otherwise adversely affect the Successor Administrative Agent’s or the Lenders’ right at any time to exercise any right, privilege or remedy in connection with the Loan Documents with respect to any Default or Event of Default, (ii) except as expressly provided herein, amend or alter any provision of the Existing Credit Agreement, the other Loan Documents, or any other contract or instrument, or (iii) constitute any course of dealing or other basis for altering any obligation of the Loan Parties or any right, privilege or remedy of the Beneficiaries under the Credit Agreement, the other Loan Documents, or any other contract or instrument.

Section 1.10                             Miscellaneous.

a.              This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Amendment by email (in .pdf or similar format) or fax shall be effective as delivery of a manually executed counterpart of this Amendment. Headings, subheadings and captions used herein are for the convenience of the parties only and shall not be used to construe the meaning or intent of any provision hereof.

b.              Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

c.               For the avoidance of doubt, the Successor Administrative Agent is not a Lender under the Credit Agreement or the other Loan Document and shall not have obligations of a Lender.

d.              This Amendment is a “Loan Document” as defined in and under the Existing Credit Agreement and the provisions of Section 14.03 of the Existing Credit Agreement shall apply with like force to this Amendment and the transactions contemplated hereby, including as may arise after the date hereof.

e.               This Amendment and the transactions contemplated hereby, and all disputes between the parties under or relating to this Amendment or the facts or circumstances leading to its execution, whether in contract, tort or otherwise, shall be construed in accordance with and governed by the laws (including statutes of limitation) of the State of New York, without regard to conflicts of law principles that would require the application of the laws of another jurisdiction.  Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the non-exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Amendment.

f.                EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE REQUIREMENTS OF LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

NABORS INDUSTRIES, INC.

By:	/s/Clark Wood
Name:	Clark Wood
Title:	Controller

NABORS DRILLING CANADA LIMITED

By:	/s/George McHardy
Name:	George McHardy
Title:	Vice President

NABORS INDUSTRIES LTD.

By:	/s/Mark Andrews
Name:	Mark Andrews
Title:	Corporate Secretary

[Nabors Industries, Inc. – Amendment No. 3]

CITIBANK N.A., as the Predecessor Administrative Agent, a US Lender and an Exiting Swingline Lender

By:	/s/Maureen Maroney
Name:	Maureen P. Maroney
Title:	Vice President

[Nabors Industries, Inc. – Amendment No. 3]

WILMINGTON TRUST, NATIONAL ASSOCIATION, as the Successor Administrative

By:	/s/Jeffrey Rose
Name:	Jeffrey Rose
Title:	Vice President

[Nabors Industries, Inc. – Amendment No. 3]

HSBC BANK CANADA, as the Canadian Lender

By:	/s/John Schmidt
Name:	John Schmidt
Title:	Assistant Vice President
Energy Financing

By:	/s/Ryan Smith
Name:	Assistant Vice President
Title:	Energy Financing

[Nabors Industries, Inc. – Amendment No. 3]

HSBC BANK USA, N.A., as a US Lender

By:	/s/Michael Bustios
Name:	Michael Bustios
Title:	Senior Vice President

[Nabors Industries, Inc. – Amendment No. 3]

MIZUHO BANK, LTD., as a US Lender

By:	/s/Donna DeMagistris
Name:	Donna DeMagistris
Title:	Authorized Signatory

[Nabors Industries, Inc. – Amendment No. 3]

MORGAN STANLEY BANK, N.A., as a US Lender

By:	/s/Michael King
Name:	Michael King
Title:	Authorized Signatory

[Nabors Industries, Inc. – Amendment No. 3]

BANK OF AMERICA, N.A., as a US Lender

By:	/s/Tyler Ellis
Name:	Tyler Ellis
Title:	Director

[Nabors Industries, Inc. – Amendment No. 3]

WELLS FARGO BANK, N.A., as an Exiting Swingline Lender and a US Lender

By:	/s/Shannon Cunningham
Name:	Shannon Cunningham
Title:	Director

[Nabors Industries, Inc. – Amendment No. 3]

SUMITOMO MITSUI BANKING CORPORATION, as a US Lender

By:	/s/James D. Weinstein
Name:	James D. Weinstein
Title:	Managing Director

[Nabors Industries, Inc. – Amendment No. 3]

ARAB BANKING CORPORATION (B.S.C.), NEW YORK BRANCH, as a US Lender

By:	/s/Richard Tull
Name:	Richard Tull
Title:	Head of Wholesale Banking
North America

By:	/s/David Giacalone
Name:	David Giacalone
Title:	Chief Risk Officer

[Nabors Industries, Inc. – Amendment No. 3]

GOLDMAN SACHS BANK USA, as a US Lender

By:	/s/Ryan Durkin
Name:	Ryan Durkin
Title:	Authorized Signatory

[Nabors Industries, Inc. – Amendment No. 3]

RIYAD BANK, HOUSTON AGENCY, as a US Lender

By:	/s/Michael Meiss
Name:	Michael Meiss
Title:	General Manager

By:	/s/Manny Cafeo
Name:	Manny Cafeo
Title:	Operations Manager

[Nabors Industries, Inc. – Amendment No. 3]

MUFG BANK, LTD. (f/k/a BANK OF TOKYO-MITSUBISHI UFJ, LTD.), as a US Lender

By:	/s/Anastasiya Haurylenia
Name:	Anastasiya Haurylenia
Title:	Authorized Signatory

[Nabors Industries, Inc. – Amendment No. 3]

Schedule I

US Lender Commitments

NAME OF LENDER	APPLICABLE PERCENTAGE	US REVOLVING COMMITMENT
PNC Bank, National Association	22.51407130%	US$	150,000,000
Deutsche Bank AG New York Branch	16.51031895%	US$	110,000,000
HSBC Bank USA, N.A.	15.94746717%	US$	106,250,000
Compass Bank	15.00938086%	US$	100,000,000
U.S. Bank National Association	15.00938086%	US$	100,000,000
Australia and New Zealand Banking Group Limited	7.50469043%	US$	50,000,000
China Merchants Bank Co., Ltd.	7.50469043%	US$	50,000,000
TOTAL:	100.00000000%	US$	666,250,000